Compensation Receivable for Consumption Tax, Net	6 Months Ended
Sep. 30, 2024
Compensation Receivable for Consumption Tax, Net [Abstract]
COMPENSATION RECEIVABLE FOR CONSUMPTION TAX, NET

NOTE 5 – COMPENSATION RECEIVABLE FOR CONSUMPTION TAX, NET

Compensation receivable for consumption tax, net consisted of the following:

	September 30, 2024	March 31, 2024
Compensation receivable for consumption tax	$9,767,859	$9,954,030
Less: allowance for credit losses	(97,664)	(99,526)
Subtotal	9,670,195	9,854,504
Less: compensation receivable for consumption tax, current, net	(5,647,824)	(7,133,470)
Compensation receivable for consumption tax, non-current, net	$4,022,371	$2,721,034

The Tokyo Regional Taxation Bureau had conducted a tax examination into the Company’s consumption tax filing for the period from July 2018 to December 2021. As a result of the examination, the Company was required to return consumption tax refund for export transactions that were determined not to meet the tax exemption requirements due to failure in submission of relevant export documents (see Note 11) by certain of the Company’s suppliers and customers. In June 2023, the Company entered into agreements with relevant suppliers and customers to claim compensation for damages from the additional consumption tax payment. These suppliers and customers agreed to compensate the Company and the compensation receivable for consumption tax will be paid over two years from the date of the agreements. As of March 31, 2024, the net total of compensation receivable for consumption tax was approximately $9.9 million (approximately ¥1.5 billion). During the six months ended September 30, 2024, the Company received a total of approximately $0.2 million (approximately ¥0.1 billion), and the net total of compensation receivable for consumption tax was approximately $9.7 million (approximately ¥1.4 billion) as of September 30, 2024.